Retirement Plans and Other Retiree Benefits	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Retirement Plans and Other Retiree Benefits

Note 7 Retirement Plans and Other Retiree Benefits

(a) Pension and Other Postretirement Benefits

We maintain a noncontributory defined benefit retirement plan covering employees hired prior to July 19, 2001. The cost of providing benefits to eligible participants under the defined benefit retirement plan is calculated using the plan’s benefit formulas, which take into account the participants’ remuneration, dates of hire, years of eligible service, and certain actuarial assumptions. In addition, we provide postretirement medical benefits to certain current retirees and to certain active employees upon their retirement who meet the criteria under the medical plan for postretirement benefit eligibility.

In January 2015, we decided to amend the defined benefit retirement plan to cease the accrual of additional benefits for the remaining active participants effective March 31, 2015. This amendment will result in a curtailment.

The defined benefit retirement plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. We expect that our future contributions to the defined benefit retirement plan will be based on the minimum funding requirements of the Internal Revenue Code and on the plan’s funded status. Any significant decline in the fair value of our defined benefit retirement plan assets or other adverse changes to the significant assumptions used to determine the plan’s funded status would negatively impact its funded status and could result in increased funding in future periods. The impact on the funded status is determined based upon market conditions in effect when we completed our annual valuation. During the year ended December 31, 2014, we made cash contributions to the defined benefit retirement plan of $25.9 million. We anticipate that our contributions to the defined benefit retirement plan in 2015 will be approximately $21.7 million. We fund the postretirement medical benefits throughout the year based on benefits paid. We anticipate that our contributions to fund postretirement medical benefits in 2015 will be approximately $4.8 million.

Prior service credits and actuarial losses are reclassified from accumulated other comprehensive loss to net periodic pension benefit costs, which are included in both direct costs of revenue and selling, general and administrative on our consolidated statements of operations for the year ended December 31, 2014. The following table presents these reclassifications, net of tax, as well as the reclassification of the realized gain on investments, and the statement of operations line items that are impacted (in thousands):

	Year Ended December 31, 2013	Year Ended December 31, 2014
Amortization of prior service credits reclassified from other comprehensive loss to net periodic pension benefit costs included in:
Direct costs of revenue (excluding depreciation and amortization)	$(63)	$(68)
Selling, general and administrative	(44)	(41)

Total	$(107)	$(109)

Amortization of actuarial loss reclassified from other comprehensive loss to net periodic pension benefit costs included in:
Direct costs of revenue (excluding depreciation and amortization)	$7,302	$4,070
Selling, general and administrative	5,018	2,440

Total	$12,320	$6,510

Realized (gain) loss on investments included in:
Other expense, net	$123	$(390)

Total	$123	$(390)

Reconciliation of Funded Status and Accumulated Benefit Obligation. Expenses for our defined benefit retirement plan and for postretirement medical benefits that are provided under our medical plan are developed from actuarial valuations. The following summarizes the projected benefit obligations, plan assets and funded status of the defined benefit retirement plan, as well as the projected benefit obligations of the postretirement medical benefits provided under our medical plan (in thousands, except percentages):

	Year Ended December 31, 2013		Year Ended December 31, 2014
	Pension Benefits	Other Post- retirement Benefits	Pension Benefits	Other Post- retirement Benefits
Change in benefit obligation
Benefit obligation at beginning of period	$473,975	$107,704	$427,909	$95,315
Service cost	3,318	293	2,854	128
Interest cost	18,244	4,295	19,904	4,562
Employee contributions	—	443	—	356
Special termination benefits	—	—	48	—
Benefits paid	(21,294)	(3,853)	(24,842)	(3,741)
Plan amendments	—	797	—	—
Actuarial (gain) loss	(46,334)	(14,364)	65,245	19,466

Benefit obligation at end of period	$427,909	$95,315	$491,118	$116,086

Change in plan assets
Plan assets at beginning of period	$278,384	—	$322,176	—
Employer contributions	31,989	3,410	25,873	3,385
Employee contributions	—	443	—	356
Actual return on plan assets	33,097	—	16,318	—
Benefits paid	(21,294)	(3,853)	(24,842)	(3,741)

Plan assets at fair value at end of period	$322,176	—	$339,525	—

Accrued benefit costs and funded status of the plans	$(105,733)	$(95,315)	$(151,593)	$(116,086)

Accumulated benefit obligation	$418,710		$480,906

Weighted average assumptions used to determine accumulated benefit obligation and accrued benefit costs
Discount rate	4.83%	4.90%	4.01%	4.04%
Salary rate	3.25%	—	3.25%	—

Weighted average assumptions used to determine net periodic benefit costs
Discount rate	3.98%	4.04%	4.83%	4.90%
Expected rate of return on plan assets	7.80%	—	7.80%	—
Rate of compensation increase	3.25%	—	3.25%	—

Amounts in accumulated other comprehensive loss recognized in net periodic benefit cost
Actuarial loss, net of tax	$12,094	$226	$6,510	—
Prior service credits, net of tax	(107)	—	(109)	—

Total	$11,987	$226	$6,401	—

Amounts in accumulated other comprehensive loss not yet recognized in net periodic benefit cost
Actuarial loss, net of tax	$62,234	$923	$101,829	$13,221
Prior service credits, net of tax	(500)	—	(391)	—

Total	$61,734	$923	$101,438	$13,221

Amounts in accumulated other comprehensive loss expected to be recognized in net periodic benefit cost in the subsequent year
Actuarial loss	$(10,319)	—	$(18,018)	$(596)
Prior service credits	172	—	172	—

Total	$(10,147)	—	$(17,846)	$(596)

Our benefit obligations are matched to a yield curve that is derived from the monthly bid-price data of bonds that are rated high grade by either Moody’s Investor Service or Standard and Poor’s Rating Services. The bond types included are noncallable bonds, private placement bonds that are traded among qualified institutional buyers and are at least two years from date of issuance, bonds with a make-whole provision, and bonds issued by foreign corporations that are denominated in U.S. dollars. Excluded are bonds that are callable, sinkable and putable as well as those for which the quoted yield-to-maturity is zero. Using the bonds from this universe that have a yield higher than the regression mean yield curve, regression analysis is used to determine the best-fitting curve, which gives a good fit to the data at both long and short maturities. The resulting regressed coupon yield curve is smoothly continuous along its entire length and represents an unbiased average of the observed market data.

Interest rates used in these valuations are key assumptions, including discount rates used in determining the present value of future benefit payments and expected return on plan assets, which are reviewed and updated on an annual basis. The discount rates reflect market rates for high-quality corporate bonds. We consider current market conditions, including changes in interest rates, in making assumptions. In 2014, the Society of Actuaries (“SOA”) issued new mortality and mortality improvement tables that indicate raised life expectancies compared to previous mortality tables. Our December 31, 2014 valuation used mortality tables based on the 2014 SOA tables. In establishing the expected return on assets assumption, we review the asset allocations considering plan maturity and develop return assumptions based on different asset classes. The return assumptions are established after reviewing historical returns of broader market indexes, as well as historical performance of the investments in the plan. Our pension plan assets are managed in accordance with an investment policy adopted by the pension committee, as discussed below.

Plan Assets. The investment policy of the Plan includes target allocation percentages of approximately 47% for investments in equity securities (31% U.S. equities and 16% non-U.S. equities), 38% for investments in fixed income securities and 15% for investments in other securities, which is broken down further into 5% for investments in hedge fund of funds and 10% for investments in real estate fund of funds. Plan assets include investments in both U.S. and non-U.S. equity funds. Fixed income investments include a U.S. government securities fund, two short duration bond funds, a high yield bond fund and an emerging markets debt fund. The funds in which the plan’s assets are invested are institutionally managed and have diversified exposures into multiple asset classes implemented with over 65 investment managers. The guidelines and objectives of the funds are congruent with the Intelsat investment policy statement.

The target and actual asset allocation of our pension plan assets were as follows:

	As of December 31, 2013		As of December 31, 2014
	Target Allocation	Actual Allocation	Target Allocation	Actual Allocation
Asset Category
Equity securities	47%	50%	47%	49%
Debt securities	38%	36%	38%	36%
Other securities	15%	14%	15%	15%

Total	100%	100%	100%	100%

The fair values of our pension plan assets by asset category are as follows (in thousands):

	Fair Value Measurements at December 31, 2013	Fair Value Measurements at December 31, 2014
Asset Category
Equity Securities
U.S. Large-Cap (1)	$83,116	$89,593
U.S. Small/Mid-Cap (2)	24,857	25,133
World Equity Ex-US (3)	53,367	52,432
Fixed Income Securities
Short Duration Bonds (4)	61,388	63,544
High Yield Bonds (5)	14,282	14,133
Emerging Market Fixed income (Non-US) (6)	9,633	10,041
Core Fixed Income (7)	29,844	32,502
Other Securities
Hedge Funds (8)	29,766	17,719
Core Property Fund (9)	15,747	34,236
Money Market Funds	—	14
Income earned but not yet received	176	178

Total	$322,176	$339,525

(1)	US large cap equity fund invests primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities and derivative instruments whose value is derived from the performance of the S&P 500.
(2)	US small/mid cap equity fund invests primarily in a portfolio of common stocks included in the Russell 2500 Index.
(3)	World equity ex-US fund invests primarily in common stocks and other equity securities whose issuers comprise a broad range of capitalizations and are located outside of the U.S. The fund invests primarily in developed countries but may also invest in emerging markets.
(4)	Short duration bond fund includes the Ultra Short Duration Bond fund and Opportunistic Income fund. The Ultra Short Duration Bond invests at least 80% of its net assets in investment grade U.S. dollar denominated debt instruments. While the funds may invest in securities with any maturity or duration, the funds will maintain a portfolio duration range of 18 months or less under normal market conditions. The Opportunistic Income fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities. There are no restrictions on the maturity of any individual securities or on the fund’s average portfolio maturity, although the average portfolio duration will typically vary between 0-24 months.
(5)	High yield bond fund seeks to maximize return by investing primarily in a diversified portfolio of higher yielding, lower rated fixed income securities. The fund will invest primarily in securities rated below investment grade, including corporate bonds, convertible and preferred securities and zero coupon obligations.
(6)	Emerging markets debt fund seeks to maximize return investing in fixed income securities of emerging markets issuers. The fund will invest primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers.
(7)	Core fixed income fund invests in fixed-income funds which seek to provide current income consistent with the preservation of capital.
(8)	Hedge fund seeks to provide returns that are different from (less correlated with) investments in more traditional asset classes. The fund will pursue its investment objective by investing substantially all of its assets in various hedge funds.
(9)	Core property fund is a fund of funds that invests in direct commercial property funds primarily in the U.S. The fund is meant to provide current income-oriented returns, diversification, and modest inflation protection to an overall investment portfolio. Total returns are expected to be somewhere between stocks and bonds, with moderate volatility and low correlation to public markets.

Our plan assets are measured at fair value. FASB ASC 820 prioritizes the inputs used in valuation techniques including Level 1, Level 2 and Level 3 (see Note 2 (d)—Significant Accounting Policies—Fair Value Measurements).

The majority of our plan assets are valued using measurement inputs which include unadjusted prices in active markets and we have therefore classified these assets within Level 1 of the fair value hierarchy. Our other securities include Hedge Funds and Core Property Funds, which are valued using quoted prices for similar assets and liabilities in active markets and inputs other than quoted market prices that are observable. We have determined the inputs used to value the Hedge Funds and Core Property Funds fall within Level 2 of the fair value hierarchy and therefore classified the Hedge Funds and Core Property Funds in Level 2 of the fair value hierarchy.

Net periodic pension benefit costs included the following components (in thousands):

	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2014
Service cost	$3,211	$3,318	$2,854
Interest cost	19,061	18,244	19,904
Expected return on plan assets	(20,562)	(21,263)	(24,130)
Amortization of unrecognized prior service credits	(172)	(172)	(172)
Amortization of unrecognized net loss	13,990	19,423	10,319
Special termination benefit recognized	—	—	48

Total benefit	$15,528	$19,550	$8,823

We had accrued benefit costs at December 31, 2013 and 2014 of $105.7 million and $151.6 million, respectively, related to the pension benefits, of which $0.6 million was recorded within other current liabilities for both periods and $105.1 million and $151.0 million was recorded in other long-term liabilities, respectively.

Net periodic other postretirement benefit costs included the following components (in thousands):

	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2014
Service cost	$354	$293	$128
Interest cost	4,959	4,295	4,562
Plan amendment	—	797	—
Amortization of unrecognized net loss	687	362	—

Total costs	$6,000	$5,747	$4,690

We had accrued benefit costs at December 31, 2013 and 2014 related to the other postretirement benefits of $95.3 million and $116.1 million, respectively, of which $4.4 million and $5.2 million was recorded in other current liabilities, respectively, and $90.9 million and $110.9 million was recorded in other long-term liabilities, respectively.

Depending upon our actual future health care claims, our actual costs may vary significantly from those projected above. As of December 31, 2013 and December 31, 2014, the assumed health care cost trend rate was 7.7% and 7.5%, respectively. This rate is assumed to decrease gradually to 4.5% by the year 2030 and to remain at that level of annual increase thereafter. Increasing the assumed health care cost trend rate by 1% each year would increase the other postretirement benefits obligation as of December 31, 2014 by $12.9 million. Decreasing this trend rate by 1% each year would reduce the other postretirement benefits obligation as of December 31, 2014 by $10.9 million. A 1% increase in the assumed health care cost trend rate would have increased the net periodic other postretirement benefits cost by $0.5 million and a 1% decrease would have decreased the cost by $0.4 million for 2014.

The benefits expected to be paid in each of the next five years and in the aggregate for the five years thereafter are as follows (in thousands):

	Pension Benefits	Other Post-retirement Benefits
2015	$34,262	$4,824
2016	29,307	5,218
2017	30,114	5,614
2018	28,862	5,989
2019	28,814	6,322
2020 to 2024	151,788	35,502

Total	$303,147	$63,469

(b) Other Retirement Plans

We maintain two defined contribution retirement plans, qualified under the provisions of Section 401(k) of the Internal Revenue Code, for our employees in the United States. Effective on March 31, 2015, the two 401(k) plans will be merged into one plan and all U.S. employees will participate in one plan with a common level of employer contribution. We recognized compensation expense for these plans of $7.9 million, $5.4 million and $9.2 million for the years ended December 31, 2012, 2013 and 2014, respectively. We also maintain other defined contribution retirement plans in several non-U.S. jurisdictions, but such plans are not material to our financial position or results of operations.